                                                                   EXHIBIT 10.14


THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR UNLESS SUCH SALE, PLEDGE, HYPOTHECATION, OR TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION. THE COMPANY MAY REQUEST A WRITTEN OPINION OF COUNSEL (FROM COUNSEL ACCEPTABLE TO THE COMPANY) SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE, PLEDGE OR HYPOTHECATION, OR OTHER TRANSFER. THIS NOTE MUST BE SURRENDERED TO THE CORPORATION OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION, OR ANY OTHER TRANSFER OF ANY INTEREST IN THIS NOTE.

THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN A NOTE AND WARRANT PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE NOTEHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.



                                NETFLIX.COM, INC.

                          SUBORDINATED PROMISSORY NOTE

Note No.: SN-                                                      July 10, 2001
                                                           Los Gatos, California

     FOR VALUE RECEIVED, NetFlix.com, Inc., a Delaware corporation (the "Company") promises to pay to _________________ ("Holder"), or its registered assigns, the principal sum of $______________, or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance compounding annually at a rate of 10% per annum computed on the basis of the actual number of days elapsed and a year of 365 days. Interest will accrue daily on the outstanding principal balance of this Note and be payable on the Note Maturity Date (as defined below). Subject to the provisions in Section 3 and Section 4 of this Note, all unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, will be due and payable on the Note Maturity Date (as defined below) and shall be payable in cash. Upon payment in full of all principal and interest payable hereunder, this Note must be surrendered to the Company for cancellation.

     The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

     1.   Definitions.
          -----------

          (a) "Event of Default" means any of the events specified as such in
Section 5(a) below.

          (b) "Holder" means the person or entity specified in the introductory paragraph of this Note or any transferee that shall at the time be the registered holder of this Note.

          (c) "Note Maturity Date" means the earliest to occur of (i) July _____, 2011; (ii) the closing of an initial public offering of the Company's common stock that results in the conversion of all of the Company's outstanding preferred stock pursuant to the Company's Amended and Restated Certificate of Incorporation (the "Restated Certificate"), or (iii) a Change in Control (as defined in the Restated Certificate).

     2.   Note Subject to Purchase Agreement. This Note is one (1) of a
          ----------------------------------
series of notes (each a "Note" and collectively, the "Notes") issued or to be issued by the Company pursuant to the terms of that certain Note and Warrant Purchase Agreement of even date herewith by and among the Company and the Investors listed therein (the "Purchase Agreement") having like tenor and effect, not including variations with respect to the identity of the holder and the principal amount of each such Note. The Notes shall rank equally without preference or priority of any kind over one another, and all payments on account of principal and interest with respect to any of the Notes shall be applied ratably and proportionately on the outstanding Notes on the basis of the principal amount of the outstanding indebtedness represented thereby.

     3.   Acquisition of Note upon Change in Control.
          ------------------------------------------

          (a) In connection with any Change in Control, provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to Holder, so that this Note shall be purchased from Holder by the acquiring or surviving corporation, for an amount, payable in the same form of consideration and on the same terms and conditions received by the Company's preferred stockholders in such Change in Control transaction, equal to (A) the outstanding principal and accrued interest on this Note, plus
(B) an amount equal to two (2) times the outstanding principal amount of this Note. The valuation of consideration other than cash shall be made in accordance with the provisions of the Restated Certificate.

          (b) If, for any reason, this Note is not, or cannot be, purchased in a Change in Control as provided in subsection (a) above, the Company shall redeem this Note by paying the Holder, in cash, an amount equal to (A) the outstanding principal and accrued interest in this Note, plus (B) an amount equal to two (2) times the outstanding principal amount of this Note.

     4.   Prepayment. The Notes may not be prepaid except with the consent of
          ----------
the Company and the holders of a majority of the outstanding principal amount of the Notes outstanding as of the time of such proposed prepayment. Any prepayment shall be without premium or penalty except that interest shall be paid to the date of payment on the outstanding principal amount.

     5.   Event of Default.
          ----------------

          (a) Event of Default. The following events shall constitute an "Event
              ----------------
of Default" under this Note:

              (i) Failure to Pay. The Company shall fail to pay all amounts owed within five (5) business days of the Note Maturity Date as required under the terms of this Note; or

              (ii) Bankruptcy or Insolvency Proceedings. The Company shall (a) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (b) make a general assignment for the benefit of its creditors, (c) be dissolved or liquidated in full or in part, (d) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, (e) an involuntary petition is filed against the Company under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors unless such petition shall be dismissed, vacated or withdrawn within sixty (60) days of the date thereof, or (f) take any action or have any action taken against it or any endorser or guarantor of this Note for the purpose of effecting any of the foregoing, and an order for relief entered or such proceeding shall not be dismissed, discharged, stayed or withdrawn within sixty (60) days of commencement.

              (iii) Other Events. The Company shall (a) have its obligations under the Senior Indebtedness (as defined below) accelerated, or (b) otherwise fail to observe or perform any of its material obligations under the Notes or the Purchase Agreement or breach any of its representations and warranties under the Purchase Agreement the effect of which constitutes a material adverse effect on the Company or on the ability of the Holders to utilize the Holder's California usury law exemption under Section 25118 of the California Corporations Code.

          (b) Acceleration. If an Event of Default with respect to the Company
              ------------
occurs and is continuing, then Holder may declare the outstanding principal and accrued interest on this Note and all other payments payable hereunder to be forthwith due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, to the fullest extent permitted by applicable law. The Holder by notice to the Company may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived. No such rescission shall affect any subsequent default or impair any right thereto.


     6.   Usury. It is the express intent of the Company and Holder hereto that
          -----
the payment of all or any portion of the outstanding principal amount of and accrued interest under this Note be exempt from the application of any applicable usury or similar laws under any state, federal or foreign jurisdiction. The Company hereby irrevocably waives, to the fullest extent permitted by law, any objection or defense which the Company may now or hereafter have to the payment when due of any and all Note principal or accrued interest arising out of or relating to a claim of usury or similar laws and the Company hereby agrees that neither it nor any of its affiliates shall in the future bring, commence, maintain, prosecute or voluntarily aid in any action at law, proceeding in equity or other legal proceeding against Holder based on a claim that the Company's payment obligations under this Note violate the usury or similar laws of any state, federal or foreign jurisdiction. Notwithstanding the foregoing, in the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

     7.   Unconditional Obligation: Fees, Waivers, Other. The Company and the
          ----------------------------------------------
Holder agree as follows:

          (a) No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof.

          (b) The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect amounts called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder or in connection with any right at any and all times which Holder had or is existing hereunder.

     8.   Notices. All notices and other communications required or permitted
          -------
hereunder shall be in writing and delivered, mailed or transmitted by any standard form of telecommunication. Notices and other communications to the Holder shall be directed to it at its address noted in the Company's records; and notices and other communications to the Company shall be directed to it at its address at NetFlix.com, Inc., 970 University Avenue, Los Gatos, California 95032, attention: Chief Financial Officer, with a copy to NetFlix.com, Inc., 970 University Avenue, Los Gatos, California 95032, attention: General Counsel; or as to each party, at such other address as shall be designated by such party in a written notice to the other party pursuant hereto. Any such notice or other communication shall be deemed to have been duly given (a) when sent by Federal Express or other overnight delivery service of recognized standing, on the business day following deposit with such service; (b) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt. Any party hereto may by notice so given change its address for future notice hereunder.

     9.   Payment. Payment shall be made in lawful tender of the United States.
          -------

     10.  Subordination. The indebtedness evidenced by this Note is hereby
          -------------
expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness, as hereinafter defined. "Senior Indebtedness" shall mean the principal of (and premium, if any) and unpaid interest on, or other payment obligation with respect to all indebtedness of the Company to commercial banks for money borrowed by the Company, to leasing companies, and to similar financial institutions, whether incurred previously or incurred after the date the Notes are made. Any and all claims arising under this Note are and shall be at all times subject and subordinate to the Senior Indebtedness and any interest thereon.

     11.  No Third Party Rights. Nothing expressed in or to be implied from this
          ---------------------
Note is intended to give, or shall be construed to give, any person, other than the parties hereto and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Note. Notwithstanding the foregoing, all references to the "Holder" or the "Company" shall apply to their respective heirs, successors or assignees. This Note may not be assigned or transferred by the Company except in the event of a Change in Control.

     12.  Replacement of Note. Upon receipt of evidence reasonably satisfactory
          -------------------
to the Company of the loss, theft, destruction, or mutilation of this Note (or any security issued on conversion of this Note), the Company will issue a replacement instrument, at the Holder's expense, representing such securities in lieu of such lost, stolen, destroyed, or mutilated instrument, provided that the Holder agrees to indemnify the Company for any losses incurred by the Company with respect to such instrument.

     13.  Amendment. Except as expressly provided herein, neither this Note nor
          ---------
any term hereof may be amended, waived, discharged, or terminated other than by a written instrument referencing this Note and signed by the Company and the holders of a majority of the outstanding principal amount of the Notes. Any such amendment, waiver, discharge, or termination effected in accordance with the preceding sentence shall be binding upon the Holder. Holder acknowledges that by the operation of this paragraph, the holders of a majority of the outstanding principal amount of the Notes will have the right and power to diminish or eliminate all rights of the Holder under this Note. Notwithstanding the foregoing, Holder may waive any of its rights pursuant to the terms of this Note without the consent of any of the other holders of the Notes.

     14.  Governing Law. This Note and all actions arising out of or in
          -------------
connection with this Note shall be governed by and construed in accordance with the laws of the State of California, without application of conflicts of law principles thereunder.

     15.  Severability. In the event that any one or more provisions of this
          ------------
Note shall be held to be illegal, invalid or otherwise unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

     16.  Expenses. The Company agrees to pay all reasonable costs, fees and
          --------
expenses incurred by the Holder and its assigns (including, without limitation, costs of collection, court costs and reasonable attorney's fees and disbursements) in connection with the successful enforcement of the Holder's rights under this Note in the event of the failure of the Company to pay any amounts under this Note when due (all such costs, fees and expenses being herein referred to as "Costs"). The Company agrees that any payments received by the Holder from the Company hereunder will first be applied to Costs, then to interest accrued and unpaid on the principal amount and the balance to the outstanding principal amount.

     IN WITNESS WHEREOF, Company has caused this Note to be issued as of the date first written above.

                                      NETFLIX.COM, INC.,
                                      a Delaware corporation

                                      By:
                                          --------------------------------------
                                          Barry McCarthy
                                          Chief Financial Officer

     By its counter-signature below, Holder hereby agrees to the foregoing terms and conditions set forth in this Note.

"HOLDER"

By:
Its:

By:
    -----------------------------------
    Name:
    Title:

Address:
         ------------------------------

---------------------------------------

---------------------------------------



                [Signature Page to Subordinated Promissory Note]